UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK INVESTMENT TRUST
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

October 30, 2015

Your action is required. Please vote today.

Dear Fundamental Large Cap Core Fund shareholder:

At John Hancock Investments, we are continually reviewing our lineup of funds to ensure the delivery of value to our shareholders. Part of this assessment is to seek to lower account fees by ensuring that the funds grow large enough to achieve economies of scale. Due to Fundamental Large Cap Core Fund’s lack of scale, we recommended to the Board of Trustees, and they agreed, that the fund should be merged into John Hancock Large Cap Equity Fund.

Advantages of the proposed merger:

•	Expected lower expenses—As fixed costs are spread across the larger asset base of the combined funds, shareholder expenses are expected to decline on a per share basis.
•	Similar investment strategy—The funds have identical investment objectives and similar, although not identical, principal investment strategies. Each fund pursues long-term capital appreciation by investing in a portfolio primarily consisting of large-capitalization domestic issuers, selected on the basis of attractive fundamentals. The funds currently have substantially similar portfolio compositions, so the proposed merger is expected to allow shareholders to maintain exposure to essentially the same assets immediately before and after the merger in a larger combined fund.
•	Solid historical performance—Although past performance does not guarantee future results, John Hancock Large Cap Equity Fund had slightly stronger performance than your fund over the trailing 3-year period ended September 30, 2015.
•	Continuity of management—The funds have the same investment advisor and subadvisor, and are both managed by the same experienced portfolio management team.

In conjunction with, and contingent on completion of, the proposed merger, John Hancock Large Cap Equity Fund will change its name to John Hancock Fundamental Large Cap Core Fund.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about January 19, 2016, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: 2voteproxy.com/jhf

By phone: Call 800-830-3542

By mail: Complete the enclosed proxy card and return it in the postage-paid envelope.

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,
Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

October 30, 2015

Your action is required. Please vote today.

Dear Fundamental Large Cap Core Fund shareholder:

At John Hancock Investments, we are continually reviewing our lineup of funds to ensure the delivery of value to our shareholders. Part of this assessment is to seek to lower account fees by ensuring that the funds grow large enough to achieve economies of scale. Due to Fundamental Large Cap Core Fund’s lack of scale, we recommended to the Board of Trustees, and they agreed, that the fund should be merged into John Hancock Large Cap Equity Fund.

Advantages of the proposed merger:

•	Expected lower expenses—As fixed costs are spread across the larger asset base of the combined funds, shareholder expenses are expected to decline on a per share basis.
•	Similar investment strategy—The funds have identical investment objectives and similar, although not identical, principal investment strategies. Each fund pursues long-term capital appreciation by investing in a portfolio primarily consisting of large-capitalization domestic issuers, selected on the basis of attractive fundamentals. The funds currently have substantially similar portfolio compositions, so the proposed merger is expected to allow shareholders to maintain exposure to essentially the same assets immediately before and after the merger in a larger combined fund.
•	Solid historical performance—Although past performance does not guarantee future results, John Hancock Large Cap Equity Fund had slightly stronger performance than your fund over the trailing 3-year period ended September 30, 2015.
•	Continuity of management—The funds have the same investment advisor and subadvisor, and are both managed by the same experienced portfolio management team.

In conjunction with, and contingent on completion of, the proposed merger, John Hancock Large Cap Equity Fund will change its name to John Hancock Fundamental Large Cap Core Fund.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about January 19, 2016, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: by visiting the website on your proxy card(s) and entering your control number

By phone: by calling the number listed on your proxy card(s)

By mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,
Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

Please vote today

We need your input on an important proposal that affects your investment.

Online
2voteproxy.com/jhf

Phone
800-830-3542

Mail
Sign and return the enclosed voting card

John Hancock
INVESTMENTS

Please vote today

We need your input on an important proposal that affects your investment.

Online

Phone

Mail

John Hancock
INVESTMENTS

JohnHancock
INVESTMENTS
PO BOX 55909
BOSTON, MA 02205-5909

Your Proxy Vote is Important!

Vote on the Internet

Log on to www.2voteproxy.com/jhf. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call 1-800-830-3542
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

PROXY **PROXY**

FUNDAMENTAL LARGE CAP CORE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 19, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg, Andrew Wilkins and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of Fundamental Large Cap Core Fund ("Fundamental Large Cap Core Fund"), a series of John Hancock Funds II ("JHF II") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of JHF II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Tuesday, January 19, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated October 30, 2015, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF15 - V4

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on January 19, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/jhf.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

JHF15 - V4

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 01/19/16 FOR JHANCOCK FUNDAMENTAL LARGE CAP CORE-A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JHANCOCK FUNDAMENTAL LARGE CAP CORE-A SPECIAL MEETING TO BE HELD ON 01/19/16 AT 02:00 P.M. EST
FOR HOLDERS AS OF 10/26/15 * ISSUER CONFIRMATION COPY - INFO ONLY *

2 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K771

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

			FOR	AGN	ABS
1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF FUNDAMENTAL LARGE CAP CORE INTO LARGE CAP EQUITY, WHEREBY LARGE CAP EQUITY ACQUIRES THE ASSETS, AND ASSUMES THE LIABILITIES, OF FUNDAMENTAL LARGE CAP CORE FOR SHARES OF LARGE CAP EQUITY, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER FUNDAMENTAL LARGE CAP CORE SHAREHOLDERS. ----->>>	FOR 0030301	--->>> 1.	▢	▢	▢

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

41015K771

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S38110

51 MERCEDES WAY
EDGEWOOD NY 11717

2

2

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. -->>> FOR ▢

VIF01H

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 01/19/16 FOR JHANCOCK FUNDAMENTAL LARGE CAP CORE I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JHANCOCK FUNDAMENTAL LARGE CAP CORE I SPECIAL MEETING TO BE HELD ON 01/19/16 AT 02:00 P.M. EST
FOR HOLDERS AS OF 10/26/15 * ISSUER CONFIRMATION COPY - INFO ONLY *
3 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K763

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

			FOR	AGN	ABS
1. *- A PROPOSAL TO APPROVE THE REORGANIZATION OF FUNDAMENTAL LARGE CAP CORE INTO LARGE CAP EQUITY, WHEREBY LARGE CAP EQUITY ACQUIRES THE ASSETS, AND ASSUMES THE LIABILITIES, OF FUNDAMENTAL LARGE CAP CORE FOR SHARES OF LARGE CAP EQUITY, WHICH ARE THEN DISTRIBUTED TO YOU AND THE OTHER FUNDAMENTAL LARGE CAP CORE SHAREHOLDERS. ----->>>	FOR 0030301	--->>> 1.	☐	☐	☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

41015K763

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S38590

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

3

3

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VJF01H

John Hancock Fundamental Large Cap Core Fund

Inbound Script

Adjourned Meeting Date: January 19, 2016

Toll-Free # 1-888-399-4011

Greeting:

Hello, thank you for calling the John Hancock Fundamental Large Cap Core Fund proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________. Are you calling regarding the upcoming Special shareholder meeting?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal.

Would you like to vote Today and have your name removed from future calls and mailings? The board recommends that you vote for the proposal. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of John Hancock Fundamental Large Cap Core Fund

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-399-4011. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call John Hancock Fundamental Large Cap Core Fund directly at _____________.

1

John Hancock Fundamental Large Cap Core Fund

Inbound Script

Adjourned Meeting Date: January 19, 2016

Toll-Free # 1-888-399-4011

IF Not sure how to vote:

You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of John Hancock Fundamental Large Cap Core Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-888-399-4011. Thank you very much for your time and your vote. We hope you have a great day/evening.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf John Hancock Fundamental Large Cap Core Fund.

If you wish to make any changes you may contact us by calling 1-888-399-4011. Thank you very much for your participation and have a great day/evening.

2

John Hancock Fundamental Large Cap Core Fund

Outbound Script

Meeting Date: January 19, 2016

Toll-Free # 1-888-399-4011

Hello, is Mr./Ms. _____________ available?

IF YES:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment in the John Hancock Fundamental Large Cap Core Fund. The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special shareholder meeting scheduled to be held on January 19th, 2016.

Your Board of Trustees has recommended you vote YES on the proposal and we are calling to ask if you would like to vote today along with the recommendation of the board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of John Hancock Fundamental Large Cap Core Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (888) 399-4011 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

1

John Hancock Fundamental Large Cap Core Fund

Outbound Script

Meeting Date: January 19, 2016

Toll-Free # 1-888-399-4011

IF Not sure how to vote:

You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of John Hancock Fundamental Large Cap Core Fund.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (888) 399-4011 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

[Please include standard rebuttal script, such as the following:]

IF No or Not Interested (use rebuttal)

I am sorry for the inconvenience. Please be aware that as shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via other methods outlined in the proxy materials. Thank you again for your time today, and have a great day/evening.

What am I being asked to vote on?

To approve an Agreement and Plan of Reorganization between Fundamental Large Cap Core Fund and John Hancock Large Cap Equity Fund (the “Acquiring Fund”). Under this agreement, Fundamental Large Cap Core Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the Fundamental Large Cap Core Fund. The Acquiring Fund would also assume substantially all of Fundamental Large Cap Core Fund’s liabilities.

2

John Hancock Fundamental Large Cap Core Fund

Outbound Script

Meeting Date: January 19, 2016

Toll-Free # 1-888-399-4011

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions informing you of the methods available for you to cast your vote, one of which is to call us back at (888) 399-4011 Monday-Friday 9am-6pm EST.

3

John Hancock Fundamental Large Cap Core Fund

Answering Machine Messages

Adjourned Meeting Date: January 19, 2016

Toll-Free # 1-888-399-4011

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of John Hancock Fundamental Large Cap Core Fund. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on January 19, 2016.

Your participation is very important. To vote over the telephone, call toll-free at 1-888-399-4011 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

Your immediate attention is required

Dear John Hancock Fundamental Large Cap Core Fund shareholder:

We recently sent you a request to vote on a proposed merger of your fund into John Hancock Large Cap Equity Fund. Your fund’s trustees support this merger because it is expected to provide lower expenses and offers continuity of management. John Hancock Large Cap Equity Fund offers a similar investment strategy and historically solid performance.

Our records indicate you have not yet voted

Please take a moment to vote today. Your vote will ensure we have a sufficient number of votes in time for the January 19, 2016, special meeting of shareholders. It will also help save on the cost of additional solicitations.

How to vote

Online: Visit www.2voteproxy.com/jhf.

Phone: Call 800-830-3542, 24 hours a day, 7 days a week.

Mail: Complete the proxy card(s) enclosed and return it in the postage-paid envelope.

You may also speak with a proxy specialist by calling 888-399-4011, Monday through Friday, 9:00 a.m. – 6:00 p.m., Eastern Time. The proxy specialist is available to answer any questions and to record your vote.

John Hancock Funds, LLC Member FINRA, SIPC

601 Congress Street Boston, MA 02210-2805           800-225-5291           jhinvestments.com